EXHIBIT  99.2

                         AMERICAN ENERGY SERVICES, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of American Energy Services, Inc. (the "Company") on Form 10-QSB for the period ending August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry Elliot, the Chairman of the Board of Directors and the Principal Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                             /s/  Larry  Elliot
                                             ------------------
                                             Larry  Elliot
                                             Chairman of the Board of Directors
                                             and the Principal Accounting
                                             Officer
October  15,  2002

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